Axogen, Inc Reports 2024 Fourth Quarter and Full-Year Financial Results

ALACHUA and TAMPA, FL – February 25, 2025 – Axogen, Inc. (NASDAQ: AXGN), a global leader in developing and marketing innovative surgical solutions for peripheral nerve injuries, today reported financial results and business highlights for the fourth quarter and full-year ended December 31, 2024.
Fourth Quarter 2024 Financial Results and Business Highlights
•Fourth quarter revenue was $49.4 million, a 15.1% increase compared to the fourth quarter of 2023.
•Gross margin was 76.1% for the fourth quarter compared to 74.6% for the fourth quarter of 2023.
•Net income for the quarter was $0.4 million, or $0.01 per share, compared to net loss of $3.9 million, or $0.09 per share for the fourth quarter of 2023, on a fully diluted basis.
•Adjusted net income for the quarter was $3.5 million, or $0.07 per share, compared to adjusted net loss of $2.6 million, or $0.06 per share for the fourth quarter of 2023, on a fully diluted basis.
•Adjusted EBITDA was $6.7 million for the quarter, compared to adjusted EBITDA of $0.6 million for the fourth quarter of 2023.
•The balance of all cash and cash equivalents, restricted cash, and investments on December 31, 2024 was $39.5 million, as compared to a balance of $30.5 million on September 30, 2024.
“We are pleased with our fourth quarter and full year 2024 results. Our performance in 2024 was broad based across our entire portfolio and reflected continuous improvements in execution across all parts of our business,” commented Michael Dale, CEO and Director of Axogen, Inc. “Building on 2024, we are excited about expanding our important work to restore health and improve quality of life by making restoration of peripheral nerve function an expected standard of care in the future. We believe the priorities and workstreams we have established for the business over the next several years will advance fulfillment of Axogen’s business purpose and look forward to sharing our plan in detail during our March 4th Investor Day event," added Michael Dale, CEO and Director of Axogen, Inc.
Full-Year Financial Results and Business Highlights
•Full-year 2024 revenue was $187.3 million, a 17.8% increase compared to 2023 revenue of $159.0 million.
•Gross margin was 75.8% for the full-year, compared to 76.6% in 2023.
•Net loss for the year was $10.0 million, or $0.23 per share, compared to net loss of $21.7 million, or $0.51 per share in 2023.

•Adjusted net income was $5.9 million for the full-year, or $0.13 per share, compared to an adjusted net loss of $7.3 million for the full-year, or $0.17 per share in 2023.
•Adjusted EBITDA was $19.8 million for the full-year, compared to an adjusted EBITDA loss of $1.1 million for 2023.
Summary of Operational and Business Highlights
•2024 revenue growth was broad based across our portfolio and markets driven by improved commercial execution of our growth strategy focused on driving adoption in high potential accounts and new products.
•The U.S. Food and Drug Administration (“FDA”) accepted the filing of the Company’s Biologics License Application (“BLA”) for Avance® Nerve Graft on November 1, 2024, and assigned a Prescription Drug User Fee Act (“PDUFA”) goal date of September 5, 2025. The Company continues to work through the process with the FDA and anticipates approval in September 2025.
•The Company will be holding an Investor Day on March 4, 2025, to present and discuss its 2025 - 2028 strategic plan objectives and supporting strategies. At this event, management will share in detail their market insights and assumptions, market development plans and future research and development objectives it believes will be required for standard of care status and sustainable leadership.
2025 Financial Guidance
We expect revenue growth to be in the range of 15% to 17%. In addition, we anticipate gross margin to be in the range of 73% - 75%. This includes one-time costs, mainly related to the anticipated BLA approval, impacting gross margin by approximately 1%. Additionally, we expect to be net cash flow positive for the full year.
Conference Call
The Company will host a conference call and webcast for the investment community today at 8:00 a.m. ET. Investors interested in participating in the conference call by phone may do so by dialing toll free at (877) 407-0993 or use the direct dial-in number at (201) 689-8795. Those interested in listening to the conference call live via the Internet may do so by visiting the Investors page of the Company's website at www.axogeninc.com and clicking on the webcast link.
Following the conference call, a replay will be available in the Investors section of the Company's website at www.axogeninc.com under Investors.
About Axogen
Axogen (AXGN) is the leading Company focused specifically on the science, development, and commercialization of technologies for peripheral nerve regeneration and repair. Axogen employees are passionate about helping to restore peripheral nerve function and quality of life to patients with physical damage or transection to peripheral nerves by providing innovative, clinically proven, and economically effective repair solutions for surgeons and health care providers. Peripheral nerves provide the pathways for both motor and sensory signals throughout the body. Every day, people suffer traumatic injuries or undergo surgical procedures that impact the function of their peripheral nerves. Physical damage to a peripheral nerve, or the inability to properly reconnect peripheral nerves, can result in the loss of muscle or organ function, the loss of sensory feeling, or the initiation of pain.

Axogen's platform for peripheral nerve repair features a comprehensive portfolio of products that are used across two primary application categories: scheduled, non-trauma procedures and emergent trauma procedures. Scheduled procedures are generally characterized as those where a patient is seeking relief from conditions caused by a nerve defect or surgical procedure. These procedures include providing sensation for women seeking breast reconstruction following a mastectomy, nerve reconstruction following the surgical removal of painful neuromas, oral and maxillofacial procedures, and nerve decompression. Emergent procedures are generally characterized as procedures resulting from injuries that initially present in an ER. These procedures are typically referred to and completed by a specialist either immediately or within a few days following the initial injury.
Axogen’s product portfolio includes Avance® Nerve Graft, a biologically active off-the-shelf processed human nerve allograft for bridging severed peripheral nerves without the comorbidities associated with a second surgical site; Axoguard Nerve Connector®, a porcine submucosa ECM coaptation aid for tensionless repair of severed peripheral nerves; Axoguard Nerve Protector®, a porcine submucosa ECM product used to wrap and protect damaged peripheral nerves and reinforce the nerve reconstruction while preventing soft tissue attachments; Axoguard HA+ Nerve Protector™, a porcine submucosa ECM base layer coated with a proprietary hyaluronate-alginate gel, a next-generation technology designed to provide short- and long-term protection for peripheral nerve injuries; Avive+ Soft Tissue Matrix™, a multi-layer amniotic membrane allograft used to protect and separate tissues in the surgical bed during the critical phase of tissue repair; and Axoguard Nerve Cap®, a porcine submucosa ECM product used to protect a peripheral nerve end and separate the nerve from the surrounding environment to reduce the development of symptomatic or painful neuroma. The Axogen portfolio of products is available in the United States, Canada, Germany, the United Kingdom, Spain, South Korea, and several other countries.
Cautionary Statements Concerning Forward-Looking Statements
This press release contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or predictions of future conditions, events, or results based on various assumptions and management's estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as “expects,” “anticipates,” “intends,” “plan(s),” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “continue,” “may,” “should,” “will,” “goals,” and variations of such words and similar expressions are intended to identify such forward-looking statements. Forward-looking statements include, but are not limited to, statements regarding our strategic plan, market development objectives, research and development objectives, and our expectation of BLA approval in September 2025, as well as statements under the subheading " Financial Guidance." Actual results or events could differ materially from those described in any forward-looking statements as a result of various factors, including, without limitation, potential disruptions caused by leadership transitions, global supply chain issues, record inflation, hospital staffing issues, product development, product potential, expected clinical enrollment timing and outcomes, regulatory process and approvals, APC transition timing and expense, financial performance, sales growth, surgeon and product adoption, market awareness of our products, data validation, our visibility at and sponsorship of conferences and educational events, global business disruption caused by Russia’s invasion of Ukraine and related sanctions, geopolitical conflicts in the Middle East, as well as those risk factors described under Part I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the most recently ended fiscal year and Part II, Item 1A., “Risk Factors,” for our Quarterly Report on Form 10-Q for the most recently ended fiscal quarter. Forward-looking statements are not a guarantee of future performance, and actual results may differ materially from those projected. The forward-looking statements are representative only as of the date they are made and, except as required by applicable law, we assume no responsibility to publicly update or revise any forward-looking statements.

About Non-GAAP Financial Measures
To supplement our condensed consolidated financial statements, we use the non-GAAP financial measures of EBITDA, which measures earnings before interest, income taxes, depreciation and amortization, and Adjusted EBITDA which further excludes non-cash stock compensation expense. We also use the non-GAAP financial measures of Adjusted Net Income or Loss and Adjusted Net Income or Loss Per Common Share - basic and diluted which excludes non-cash stock compensation expense from Net Income or Loss and Net Income or Loss Per Common Share - basic and diluted, respectively. These non-GAAP measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP and may be different from non-GAAP measures used by other companies. In addition, these non-GAAP measures should be read in conjunction with our financial statements prepared in accordance with GAAP. The reconciliations of the non-GAAP measures to the most directly comparable financial measures calculated and presented in accordance with GAAP should be carefully evaluated.
We use these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. We believe that these non-GAAP financial measures provide meaningful supplemental information regarding our performance and that both management and investors benefit from referring to these non-GAAP financial measures in assessing our performance and when planning, forecasting, and analyzing future periods. We believe these non-GAAP financial measures are useful to investors because (i) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (ii) they are used by our institutional investors and the analyst community to help them analyze the performance of our business, the Company’s cash available for operations, and the Company’s ability to meet future capital expenditure and working capital requirements.

Contact: Axogen, Inc. InvestorRelations@axogeninc.com

AXOGEN, INC.
CONSOLIDATED BALANCE SHEETS
December 31, 2024 and 2023
(unaudited)
(In thousands, except share and per share amounts)

	2024	2023
Assets
Current assets:
Cash and cash equivalents	$27,554	$31,024
Restricted cash	6,000	6,002
Investments	5,928	—
Accounts receivable, net of allowance for doubtful accounts of $788 and $337, respectively	24,105	25,147
Inventory	33,183	23,020
Prepaid expenses and other	2,447	2,811
Total current assets	99,217	88,004
Property and equipment, net	84,667	88,730
Operating lease right-of-use assets	14,265	15,562
Intangible assets, net	5,579	4,531
Total assets	$203,728	$196,827

Liabilities and shareholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$28,641	$28,883
Current maturities of long-term lease obligations	1,969	1,547
Total current liabilities	30,610	30,430

Long-term debt, net of debt discount and financing fees	47,496	46,603
Long-term lease obligations	19,221	21,142
Debt derivative liabilities	2,400	2,987
Other long-term liabilities	94	—
Total liabilities	99,821	101,162

Commitments and contingencies - see Note 15

Shareholders’ equity:
Common stock, $0.01 par value per share; 100,000,000 shares authorized; 44,148,836 and 43,124,496 shares issued and outstanding	441	431
Additional paid-in capital	394,726	376,530
Accumulated deficit	(291,260)	(281,296)
Total shareholders’ equity	103,907	95,665
Total liabilities and shareholders’ equity	$203,728	$196,827

AXOGEN, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
Three Months and Years Ended December 31, 2024 and 2023
(unaudited)
(In thousands, except share and per share amounts)

	Three Months Ended		Year Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Revenues	$49,405	$42,922	$187,338	$159,012
Cost of goods sold	11,830	10,901	45,361	37,143
Gross profit	37,575	32,021	141,977	121,869
Costs and expenses:
Sales and marketing	20,051	20,109	78,461	77,580
Research and development	6,731	7,175	27,767	27,339
General and administrative	8,866	7,931	39,036	38,412
Total costs and expenses	35,648	35,215	145,264	143,331
Income (loss) from operations	1,927	(3,194)	(3,287)	(21,462)
Other (expense) income:
Investment income	325	336	1,141	1,487
Interest expense	(1,801)	(1,843)	(8,206)	(2,835)
Change in fair value of derivatives	45	882	587	1,531
Other expense	(46)	(74)	(199)	(437)
Total other expense, net	(1,477)	(699)	(6,677)	(254)
Net income (loss)	$450	$(3,893)	$(9,964)	$(21,716)

Weighted average common shares outstanding — basic	44,876,659	43,101,663	44,257,754	42,878,543
Weighted average common shares outstanding — diluted	48,064,916	43,101,663	44,257,754	42,878,543
Income (loss) per common share — basic and diluted	$0.01	$(0.09)	$(0.23)	$(0.51)

AXOGEN INC.
RECONCILIATION OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES
Three Months and Years Ended December 31, 2024 and 2023
(unaudited)
(In thousands, except per share amounts)

	Three Months Ended		Year Ended
	December 31, 2024	December 31, 2023	December 31, 2024	December 31, 2023
Net income (loss)	$450	$(3,893)	$(9,964)	$(21,716)
Depreciation and amortization expense	1,700	1,617	6,734	4,491
Investment income	(325)	(336)	(1,141)	(1,487)
Income tax expense	21	9	97	339
Interest expense	1,801	1,843	8,206	2,835
EBITDA — non GAAP	$3,647	$(760)	$3,932	$(15,538)

Non cash stock-based compensation expense	3,076	1,327	15,906	14,418
Adjusted EBITDA — non GAAP	$6,723	$567	$19,838	$(1,120)

Net income (loss)	$450	$(3,893)	$(9,964)	$(21,716)
Non cash stock-based compensation expense	3,076	1,327	15,906	14,418
Adjusted net income (loss) — non GAAP	$3,526	$(2,566)	$5,942	$(7,298)

Weighted average common shares outstanding — basic	44,876,659	43,101,663	44,257,754	42,878,543
Weighted average common shares outstanding — diluted	48,064,916	43,101,663	44,257,754	42,878,543

Income (loss) per common share — basic	$0.01	$(0.09)	$(0.23)	$(0.51)
Non cash stock-based compensation expense	0.07	0.03	0.36	0.34
Adjusted income (loss) per common share — basic - non GAAP	$0.08	$(0.06)	$0.13	$(0.17)

Income (loss) per common share — diluted	$0.01	$(0.09)	$(0.23)	$(0.51)
Non cash stock-based compensation expense	0.06	0.03	0.36	0.34
Adjusted income (loss) per common share — diluted - non GAAP	$0.07	$(0.06)	$0.13	$(0.17)

AXOGEN, INC.
CONSOLIDATED STATEMENTS OF SHAREHOLDERS’ EQUITY
Three Months and Years Ended December 31, 2024 and 2023
(unaudited)
(In thousands)

	Common Stock				Additional Paid-in Capital		Accumulated Deficit		Total Shareholders’ Equity
	Shares		Amount
Three Months Ended December 31, 2024
Balance, September 30, 2024	44,002		$440		$390,677		$(291,710)		$99,407
Stock-based compensation	—		—		3,076		—		3,076
Issuance of restricted and performance stock units	17		—		—		—		—
Exercise of stock options and employee stock purchase plan	130		1		973		—		974
Net income	—		—		—		450		450
Balance, December 31, 2024	44,149		$441		$394,726		$(291,260)		$103,907

Year Ended December 31, 2024
Balance, December 31, 2023	43,124	—	$431	$—	$376,530	$—	$(281,296)	$—	$95,665
Stock-based compensation	—		—		15,906		—		15,906
Issuance of restricted and performance stock units	713		7		(7)		—		—
Exercise of stock options and employee stock purchase plan	312		3		2,297		—		2,300
Net loss	—		—		—		(9,964)		(9,964)
Balance, December 31, 2024	44,149		$441		$394,726		$(291,260)		$103,907

Three Months Ended December 31, 2023
Balance, September 30, 2023	43,039		$430		$374,783		$(277,403)		$97,810
Stock-based compensation	—		—		1,327		—		1,327
Issuance of restricted and performance stock units	13		—		—		—		—
Exercise of stock options and employee stock purchase plan	72		1		420		—		421
Net loss	—		—		—		(3,893)		(3,893)
Balance, December 31, 2023	43,124	—	$431	$—	$376,530	$—	$(281,296)	$—	$95,665

Year Ended December 31, 2023
Balance, December 31, 2022	42,445		$424		$360,155		$(259,580)		$100,999
Stock-based compensation	—		—		14,418		—		14,418
Issuance of restricted and performance stock units	369		4		(4)		—		—
Exercise of stock options and employee stock purchase plan	310		3		1,961		—		1,964
Net loss	—		—		—		(21,716)		(21,716)
Balance, December 31, 2023	43,124	—	$431	$—	$376,530	$—	$(281,296)	$—	$95,665

AXOGEN, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
Years ended December 31, 2024 and 2023
(Unaudited) (In thousands)

	2024	2023
Cash flows from operating activities:
Net loss	$(9,964)	$(21,716)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation	6,467	4,218
Amortization of right-of-use assets	1,103	1,062
Amortization of intangible assets	267	273
Amortization of debt discount and deferred financing fees	893	891
Loss on disposal of equipment	—	56
Provision for (recovery of) bad debts	650	(271)
Investment gains	(155)	(666)
Change in fair value of derivatives	(587)	(1,531)
Stock-based compensation	15,906	14,418
Change in operating assets and liabilities:
Accounts receivable	392	(2,691)
Inventory	(10,163)	(4,115)
Prepaid expenses and other	784	(867)
Accounts payable and accrued expenses	125	6,509
Operating lease obligations	(1,603)	(1,269)
Cash paid for interest portion of finance leases	(4)	(3)
Contract and other liabilities	424	(14)
Net cash provided by (used in) operating activities	4,535	(5,716)

Cash flows from investing activities:
Purchase of property and equipment	(3,101)	(13,872)
Purchase of investments	(5,773)	(10,203)
Proceeds from sale of investments	—	44,374
Cash payments for intangible assets	(1,423)	(1,046)
Net cash provided by (used in) investing activities	(10,297)	19,253

Cash flows from financing activities:
Cash paid for debt portion of finance leases	(10)	(10)
Proceeds from exercise of stock options and ESPP stock purchases	2,300	1,964
Net cash provided by financing activities	2,290	1,954
Net increase (decrease) in cash, cash equivalents, and restricted cash	(3,472)	15,491
Cash, cash equivalents, and restricted cash, beginning of period	37,026	21,535
Cash, cash equivalents, and restricted cash, end of period	$33,554	$37,026